EXHIBIT 99.1

                               NOTEHOLDERS REPORT

                       CRUSADE GLOBAL TRUST NO. 1 OF 2004

                        COUPON PERIOD ENDING 16 JULY 2004

-----------------------------------------------------------------------------------------------------------------------
USD NOTES
---------
                         FV OUTSTANDING                                   COUPON PAYMENTS       PRINCIPAL      CHARGE
                              (USD)          BOND FACTOR    COUPON RATE        (USD)         PAYMENTS (USD)   OFFS (USD)
                         --------------      -----------    -----------   ---------------    --------------   ----------

CLASS A-1 NOTES          878,640,869.10       87.864087%       1.29188%      3,153,002.35     86,883,473.93       0.00
------------------------------------------------------------------------------------------------------------------------

                         FV OUTSTANDING                                  COUPON PAYMENTS       PRINCIPAL        CHARGE
                              (AUD)         BOND FACTOR    COUPON RATE         (AUD)         PAYMENTS (AUD)   OFFS (AUD)
                         --------------     -----------    -----------   ---------------     --------------   ----------

CLASS A-2 NOTES          615,048,608.37      87.864087%        5.8233%      9,812,483.96      60,818,431.75       0.00
CLASS B NOTES             30,100,000.00     100.000000%        6.2333%        467,770.74               0.00       0.00
CLASS C NOTES              4,600,000.00     100.000000%        6.4333%         73,780.26               0.00       0.00
-----------------------------------------------------------------------------------------------------------------------

                                                                   30-JUN-04
POOL SUMMARY                                                          AUD
------------                                                   ----------------

Outstanding Balance - Variable Rate
Housing Loans                                                     1,485,009,368
Outstanding Balance - Fixed Rate Loans                              268,828,831
Number of Loans                                                           9,923
Weighted Average Current LVR                                             60.04%
Average Loan Size                                                       176,745
Weighted Average Seasoning                                              21 mths
Weighted Average Term to Maturity                                      295 mths


PRINCIPAL COLLECTIONS                                                  AUD
---------------------                                         -----------------
Scheduled Principal Payments                                      10,155,608.38
Unscheduled Principal Payments                                   166,420,953.73
Redraws                                                            9,937,183.52

Principal Collections                                            166,639,378.59


TOTAL AVAILABLE PRINCIPAL                                              AUD
-------------------------                                     ------------------

Principal Collections                                            166,639,378.59
Principal Charge Offs                                                      0.00
Principal Draw                                                     3,192,194.85
Total Available Principal                                        169,831,573.44

Outstanding Principal Draws From Previous Period                     803,844,18

Principal Distributed                                            169,831,573.44
Principal Retained                                                         0.00


TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                         ------------------

Available Income                                                  33,960,063.32
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             33,960,063.32


REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                ------------------

Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00



CPR
----                                      APR-04      MAY-04       JUN-04
                       1 MTH CPR          28.20%      28.73%       27.46%


ARREARS
-------
                            % OF POOL
                           (BY NUMBER)
31 - 59 DAYS                  0.38%
60 - 89 DAYS                  0.08%
90+ DAYS                      0.00%
DEFAULTS*                      Nil
LOSSES                         Nil